                                                                    EXHIBIT 23.2



                        [LETTERHEAD OF DIXON ODOM PLLC]



                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of First Savings Bancorp, Inc. of our report dated August 6, 1997, incorporated by reference in the Annual Report on Form 10-K of First Savings Bancorp, Inc. for the year ended June 30, 1997.



/s/ Dixon Odom PLLC

Southern Pines, North Carolina

December 16, 1997